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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2003



                         ANADARKO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                     1-08968                 76-0146568
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


                             1201 Lake Robbins Drive
                         The Woodlands, Texas 77380-1046
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (832) 636-1000





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ITEM 5.      OTHER EVENTS.

             Anadarko Petroleum Corporation (the "Company") has entered into a Terms Agreement dated May 1, 2003 with Deutsche Bank Securities Inc., pursuant to which the Company will issue $350 million aggregate principal amount of the Company's 3.25% Notes due May 1, 2008. The net proceeds from the Notes will be approximately $349 million, and will be used to pay down floating-rate debt that the Company incurred on April 15, 2003 to redeem its Zero Coupon Convertible Debentures due March 2020.

             The Company filed a prospectus supplement dated May 1, 2003 with the Commission on May 2, 2003 pursuant to rule 424(b)(2), which inadvertently contained an inaccurate description of the securities to be offered. The prospectus supplement filed with the Commission on May 2, 2003 was not used to offer or sell any securities. The Company filed a prospectus supplement dated May 1, 2003 with the Commission on May 5, 2003 pursuant to rule 424(b)(2) containing the correct description of the securities, which prospectus supplement was used to make offers and sales of the securities described therein.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  EXHIBITS


             Exhibit
             Number       Description
             -------      -----------
               1.1        Terms Agreement dated as of May 1, 2003, which
                          supplements the form of underwriting agreement filed as exhibit 1(a) to the Registration Statement on Form
                          S-3/A (File No. 333-55964) filed on March 13, 2001.

               4.1        Officer's Certificate dated as of May 6, 2003.

               4.2        Form of 3.25% Notes due 2008.

               5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes.

              23.1        Consent Letter of Andrews & Kurth L.L.P. (included in
                          Exhibit 5.1).

              23.2        Consent of KPMG LLP, independent accounts.



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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ANADARKO PETROLEUM CORPORATION



                            By:      /s/ Suzanne Suter
                                     ----------------------------------------
                            Name:    Suzanne Suter
                            Title:   Vice President and Corporate Secretary





Date:  May 6, 2003

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                                  EXHIBIT INDEX


         Exhibit
         Number      Description
         -------     -----------
           1.1       Terms Agreement dated as of May 1, 2003, which supplements the form of underwriting agreement filed as exhibit 1(a) to the Registration Statement on Form S-3/A (File No.
                     333-55964) filed on March 13, 2001.

           4.1       Officer's Certificate dated as of May 6, 2003.

           4.2       Form of 3.25% Notes due 2008.

           5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Notes.

          23.1       Consent Letter of Andrews & Kurth L.L.P. (included in
                     Exhibit 5.1).

          23.2       Consent of KPMG LLP, independent accountants.